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                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D. C. 20549

                                 FORM 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



                              Date of Report
                             February 10, 1994



                          THOMAS INDUSTRIES INC.
          (Exact name of registrant as specified in its charter)



                                 Delaware
              (State or other jurisdiction of incorporation)




         1-5426                                      61-0505332
(Commission File Number)                  (IRS Employer Identification No.)



4360 Brownsboro Road, Suite 300, Louisville, Kentucky           40207
      (Address of principal executive offices)                (Zip Code)



            Registrant's telephone number, including area code
                               502/893-4600
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ITEM 5.  Other Events

        On February 10, 1994, the Company announced that its earnings for the fourth quarter and year ended December 31, 1993, includes pretax charges of $3,500,000, ($2,040,000 after tax) for restructuring charges to further consolidate its Commercial & Industrial Lighting operations.

        The Company's press release dated February 10, 1994, filed as Exhibit 21 hereto, is incorporated herein by reference.


        ITEM 7.  Financial Statements and Exhibits

           (c)  Exhibits

                (Reference to Item 601(b) of Regulation SK)

                   Exhibit No.                       Exhibit

                      21(a)             Press release of registrant dated
                                   February 10, 1994




                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        THOMAS INDUSTRIES INC.
                                                       (Registrant)



                              By    S/Phillip J. Stuecker
                                   Phillip J. Stuecker, Vice President,
                                   Chief Financial Officer, and
                                   Secretary



Date:  February 11, 1994